SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 25, 2012

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

0-20288	91-1422237
(Commission File Number)	IRS Employer Identification No.

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 26, 2012, Columbia Banking System, Inc. (“Columbia”) announced its entry into a definitive agreement (the “Merger Agreement”) with West Coast Bancorp (“West Coast”) providing for the acquisition of West Coast by Columbia through the merger of a newly formed subsidiary of Columbia with and into West Coast (the “Merger”), with West Coast continuing as the surviving corporation (the “Surviving Corporation”), followed as soon as reasonably practicable thereafter by the merger of the Surviving Corporation with and into Columbia. On September 26, 2012, Columbia and West Coast issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 26, 2012, Columbia and West Coast intend to hold a joint investor conference call regarding the Merger. On the call, Columbia and West Coast intend to discuss certain financial and other information relating to the Merger and the Merger Agreement. Slides that will be made available in connection with the conference call are attached hereto as Exhibit 99.2 and are incorporated into this Item 7.01 by reference.

The information in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 8.01. Other Events

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Columbia’s or West Coast’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither Columbia nor West Coast assumes any duty to update forward looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Columbia and West Coast, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Columbia’s stock price before closing, including as a result of the financial performance of West Coast prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which West Coast operates; (iv) the ability to promptly and effectively integrate the businesses of Columbia and West Coast; (v) the reaction of the companies’ customers, employees and counterparties to the transaction; and (vi) diversion of management time on merger-related issues. For more information, see the risk factors described in each of Columbia’s and West Coast’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”).

Additional Information about the Merger and Where to Find It

In connection with the Merger, Columbia will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and West Coast and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Columbia and West Coast are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE VOTING ON THE MERGER.

Participants in Solicitation

Columbia and West Coast and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Columbia and West Coast in connection with the Merger. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 22, 2012. Information about the directors and executive officers of West Coast and their ownership of West Coast common stock is set forth in the proxy statement for West Coast’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Joint Press Release issued September 26, 2012

99.2	Slide Presentation to be made available in connection with investor conference call held on September 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2012	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Melanie J. Dressel
Melanie J. Dressel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated September 26, 2012

99.2	Slide Presentation to be made available in connection with investor conference call held on September 26, 2012.

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